                                                                   Exhibit 99.C2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Independent
Registered Public Accounting Firm" and to the use of our report dated April 18,
2007, in the Registration Statement and related Prospectus (Form S-6 No.
333-141840) dated April 18, 2007 of Equity Opportunity Trust, Dividend Ruler
Series 2007B.

                                                    /s/ ERNST & YOUNG LLP
                                                    ---------------------
                                                        ERNST & YOUNG LLP

New York, New York
April 18, 2007